Exhibit 21

December 31, 2006

HARRAH’S ENTERTAINMENT, INC. SUBSIDIARIES

Name	Jurisdiction of Incorporation	Percentage of Ownership
Aster Insurance Ltd.	Bermuda	100%
Romulus Risk and Insurance Company, Inc.	Nevada	100%
HEI Holding Company One, Inc.	Nevada	100%
Caesars Bahamas Management Corporation[1]	Bahamas	50%
HEI Holding Company Two, Inc.	Nevada	100%
Harrah’s International C.V.[2]	The Netherlands	99%
HET International 1 B.V.	The Netherlands	100%
HET International 2 B.V.	The Netherlands	100%
Caesars Bahamas Investment Corporation	Bahamas	100%
HEI Holding C.V.[3]	The Netherlands	99%
Harrah’s (Barbados) SRL	Barbados	100%
Dagger Holdings Limited	England/Wales	100%
London Clubs International plc	England/Wales	100%
London Clubs Holdings Limited	England/Wales	100%
LCI (Overseas) Investments Pty Ltd.	South Africa	100%
Emerald Safari Resort (Proprietary) Limited	South Africa	70%
London Clubs Management Limited	England/Wales	100%
50 St. James Management Limited	England/Wales	100%
London Clubs Manchester Limited	England/Wales	100%
London Clubs Nottingham Limited	England/Wales	100%
Burlington Street Services Limited	England/Wales	100%
Corby Leisure Retail Developments Limited	England/Wales	100%
Unitlaw Trading Limited	England/Wales	100%
London Clubs No. 2 Limited	England/Wales	100%
London Clubs Kensington Limited	England/Wales	100%
Golden Nugget Club Limited	England/Wales	100%
London Clubs Casinos Limited	England/Wales	100%
London Clubs Southend Limited	England/Wales	100%
Oasis Casino Limited	England/Wales	100%
R Club (London) Limited	England/Wales	100%
Rendezvous Club (London) Limited	England/Wales	100%
The Sportsman Club Limited	England/Wales	100%
50 St. James Limited	England/Wales	50%
London Clubs Glasgow Limited	Scotland	100%
London Clubs LSQ Limited	England/Wales	100%
London Clubs Leeds Limited	England/Wales	100%
London Clubs Brighton Limited	England/Wales	100%
The Directors Box Limited	England/Wales	100%
London Clubs GH Limited	England/Wales	100%
London Clubs (Overseas) Limited	England/Wales	100%
London Clubs (Bahamas) Limited	Bahamas	100%
Inter Casino Management (Egypt) Limited	Isle of Man	100%
Kasbel (U.K.) Limited	England/Wales	100%
London Clubs (Europe) Limited	England/Wales	100%
Decbury Limited	England/Wales	100%
Mayfair Maritime Casinos Limited	Gibraltar	100%
Barlinroy Limited	England/Wales	100%
London Clubs Developments Limited	England/Wales	100%

[1]	50% HEI Holding Company One, Inc.; 50% Harrah’s Operating Company, Inc.
[2]	99% HEI Holding Company Two, Inc.; 1% HEI Holding Company One, Inc.
[3]	99% Harrah’s International C.V.; 1% HEI Holding Company One, Inc.

Name	Jurisdiction of Incorporation	Percentage of Ownership
LCI plc	England/Wales	100%
London Clubs Limited	England/Wales	100%
Casanova Limited	England/Wales	100%
Drivemade Limited	England/Wales	100%
London Clubs No. 3 Limited	England/Wales	100%
London Clubs Wolverhampton Limited	England/Wales	100%
Precis (837) Limited	England/Wales	100%
R Casino Limited	England/Wales	100%
London Clubs Trustee Limited	England/Wales	100%
Harrah’s Operating Company, Inc.	Delaware	100%
190 Flamingo, LLC	Nevada	100%
AJP Parent, LLC	Delaware	100%
AJP Holdings, LLC	Delaware	100%
Desert Club, LLC	Nevada	100%
Dusty Corporation	Nevada	100%
East Beach Development Corporation	Mississippi	100%
Harmon Investment Company, LLC	Delaware	100%
Harmon Holdings Company, LLC	Nevada	100%
Harrah’s Entertainment Limited	England/Wales	100%
Harrah’s Activity Limited	England/Wales	100%
Harrah’s Portside Limited	England/Alderney	100%
Harrah’s Online Limited	Alderney	100%
Harrah’s Online Poker Limited	Alderney	100%
Caesars Casino Castilla La Mancha S.A.[4]	Spain	60%
Caesars Hotel Castilla La Mancha S.L.	Spain	100%
Harrah South Shore Corporation	California	100%
Harrah’s Alabama Corporation	Nevada	100%
Harrah’s Arizona Corporation	Nevada	100%
Harrah’s Asia PTE. Ltd.	Rep. of Singapore	100%
Singapore Integrated Resorts PTE. Ltd.	Rep. of Singapore	80%
Harrah’s Atlantic City, Inc.	New Jersey	100%
Harrah’s Aviation, Inc.	Tennessee	100%
H-BAY, LLC	Nevada	100%
Harrah’s Bossier City Management Company, LLC	Nevada	100%
HCAL, LLC	Nevada	100%
Harrah’s Chester Downs Investment Company, LLC	Delaware	100%
Chester Downs and Marina LLC	Pennsylvania	50%
Harrah’s Chester Downs Management Company, LLC	Nevada	100%
Harrah’s BC Corporation	Nevada	100%
Harrah’s Illinois Corporation	Nevada	100%
Harrah’s Imperial Palace Corp.	Nevada	100%
Harrah’s Interactive Investment Company	Nevada	100%
Harrah’s Investments, Inc.	Nevada	100%
Harrah’s Kansas Casino Corporation	Nevada	100%
HPB Corporation	Kansas	100%
Harrah’s Las Vegas, Inc.	Nevada	100%
Harrah’s Laughlin, Inc.	Nevada	100%
Harrah’s License Company, LLC	Nevada	100%
Harrah’s Management Company	Nevada	100%
Harrah’s Marketing Services Corporation	Nevada	100%
Harrah’s Maryland Heights LLC[5]	Delaware	54.45%
Harrah’s Maryland Heights Operating Company	Nevada	100%
Harrah’s MH Project, LLC	Delaware	100%

[4]	60% Harrah’s Entertainment Limited; 40% El Reino De Don Quijote De La Mancha S.A.
[5]	54.45% Harrah’s Operating Company, Inc., .55% Harrah’s Maryland Heights Operating Company, 45% Players Maryland Heights Nevada, LLC

Name	Jurisdiction of Incorporation	Percentage of Ownership
Harrah’s NC Casino Company, LLC[6]	North Carolina	99%
Nevada Marketing, LLC (fka Harrah’s Nevada Marketing Fund, LLC)	Nevada	100%
Harrah’s New Jersey, Inc.	New Jersey	100%
Harrah’s New Orleans Management Company	Nevada	100%
Harrah’s North Kansas City LLC[7]	Missouri	100%
Harrah’s Nova Scotia Unlimited Liability Company	Nova Scotia	100%
Harrah’s of Jamaica, Ltd.	Jamaica	100%
Harrah’s Operating Company Memphis, LLC[8]	Delaware	100%
Harrah’s Pittsburgh Management Company	Nevada	100%
Harrah’s Reno Holding Company, Inc.	Nevada	100%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware	100%
Harrah’s Shreveport Management Company, LLC	Nevada	100%
Harrah’s Shreveport Investment Company, LLC	Nevada	100%
Harrah’s Shreveport/Bossier City Investment Company, LLC[9]	Delaware	84.3%
Harrah’s Bossier City Investment Company, LLC	Louisiana	100%
Harrah’s Skagit Valley Agency Corporation	Nevada	100%
Harrah’s Southwest Michigan Casino Corporation	Nevada	100%
Harrah’s Travel, Inc.	Nevada	100%
Harrah’s Tunica Corporation	Nevada	100%
Harrah’s Vicksburg Corporation	Nevada	100%
Harrah’s West Warwick Gaming Company, LLC	Delaware	100%
Harrah’s West Warwick Investment Company, LLC	Delaware	100%
Narragansett Tribe/Harrah’s Casino Project Company, LLC	Rhode Island	100%
HHLV Management Company, LLC	Nevada	100%
HWOOD, LLC	Nevada	100%
Koval Holdings Company, LLC	Delaware	100%
Koval Investment Company, LLC	Nevada	100%
JCC Holding Company II LLC	Delaware	100%
Jazz Casino Company, LLC	Louisiana	100%
JCC Development Company, LLC	Louisiana	100%
JCC Canal Development, LLC	Louisiana	100%
JCC Fulton Development, LLC	Louisiana	100%
Rhode Islanders for Jobs and Tax Relief, Inc.	Rhode Island	100%
Ribbon Holding Company, LLC	Delaware	100%
Ribbon Investment Company, LLC	Nevada	100%
Rio Hotel & Casino, Inc.	Nevada	100%
Rio Resort Properties, Inc.	Nevada	100%
Rio Properties, Inc.	Nevada	100%
Cinderlane, Inc.	Nevada	100%
Twain Avenue, Inc.	Nevada	100%
HLG, Inc.	Nevada	100%
Bourbon Street Holding Company, Inc.	Nevada	100%
TRB Flamingo, LLC	Nevada	100%
Hole in the Wall Holdings, Inc.	Nevada	100%
Hole in the Wall, LLC	Nevada	100%
Rio Development Company, Inc.	Nevada	100%
Rio Vegas Hotel Casino, Inc.	Nevada	100%
Roman Empire Development, LLC	Nevada	100%
Showboat, Inc.	Nevada	100%
Ocean Showboat, Inc.	New Jersey	100%

[6]	99% Harrah’s Operating Company, Inc., 1% Harrah’s Management Company
[7]	Successor by merger with Harrah’s North Kansas City Corporation, 100% Harrah’s Operating Company, Inc.
[8]	Converted from Delaware corporation to Delaware limited liability company on 6/18/04. Harrah’s Operating Company Memphis, Inc. originally formed on 12/15/99.
[9]

84.3% Harrah’s Shreveport Investment Company, LLC, 9.8%Harrah’s Shreveport/Bossier City Holding Company, LLC, 0.9% Harrah’s Shreveport Management Company, LLC , 5% Harrah’s New Orleans Management Company

Name	Jurisdiction of Incorporation	Percentage of Ownership
Atlantic City Showboat, Inc.	New Jersey	100%
Showboat Development Company	Nevada	100%
Showboat Indiana, Inc.	Nevada	100%
Showboat Louisiana, Inc.	Nevada	100%
Showboat Land Company	Nevada	100%
Showboat Operating Company	Nevada	100%
Showboat Land LLC[10]	Nevada	1%
Showboat Nova Scotia Unlimited Liability Company	Nova Scotia	100%
Trigger Real Estate Corporation	Nevada	100%
Waterfront Entertainment and Development, Inc.	Indiana	100%
Waukegan Gaming LLC[11]	Delaware	50%
WH Holding Company, LLC	Delaware	100%
WH Investment Company, LLC	Nevada	100%
Winnick Parent, LLC	Delaware	100%
Winnick Holdings, LLC	Delaware	100%
Las Vegas Resort Development, Inc.	Nevada	100%
Players International, LLC	Nevada	100%
Players Development, Inc.	Nevada	100%
Players Holding, LLC	Nevada	100%
Players Bluegrass Downs, Inc.	Kentucky	100%
Players LC, LLC	Nevada	100%
Players Maryland Heights Nevada, LLC	Nevada	100%
Players Riverboat, LLC	Nevada	100%
Players Riverboat Management, LLC	Nevada	100%
Players Riverboat II, LLC[12]	Louisiana	1%
Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois	100%
Players Resources, Inc.	Nevada	100%
Players Services, Inc.	New Jersey	100%
Harveys Casino Resorts	Nevada	100%
Harveys BR Management Company, Inc.	Nevada	100%
Harveys C.C. Management Company, Inc.	Nevada	100%
Harveys Iowa Management Company, Inc.	Nevada	100%
Harveys Tahoe Management Company, Inc.	Nevada	100%
HBR Realty Company, Inc.	Nevada	100%
HCR Services Company, Inc.	Nevada	100%
Reno Projects, Inc.	Nevada	100%
Horseshoe Gaming Holding, LLC	Delaware	100%
Casino Computer Programming, Inc.	Indiana	100%
Horseshoe GP, LLC	Nevada	100%
Horseshoe Hammond, LLC	Indiana	100%
Hammond Residential, LLC	Indiana	100%
Horseshoe License Company[13]	Nevada	49%
Horseshoe Shreveport, L.L.C.	Louisiana	100%
Red Oak Insurance Company Ltd.	Barbados	100%
Robinson Property Group Corp.[14]	Mississippi	99%
Bally’s Midwest Casino, Inc.	Delaware	100%
Bally Data Systems, Inc.	Illinois	100%
Bally’s Casino Management, Inc.	Nevada	100%
Bally’s Louisiana, Inc.	Louisiana	100%
Bally’s Manager, Inc.	Maryland	100%
Bally’s Maryland, Inc.	Maryland	100%
Bally’s Operator, Inc.	Delaware	100%

[10]	1% Showboat Operating Company, 99% Showboat Land Holding Limited Partnership
[11]	50% HOC, 50% SL Waukegan, LLC
[12]	1% Players Riverboat Management, LLC, 99% Players Riverboat, LLC
[13]	49% Horseshoe Gaming Holding Corp.; 51% Harrah’s Operating Company, Inc.
[14]	99% Horseshoe Gaming Holding, LLC; 1% Horseshoe GP, LLC

Name	Jurisdiction of Incorporation	Percentage of Ownership
Roman Philadelphia Management, Inc.	Pennsylvania	100%
Bally’s Tunica, Inc.	Mississippi	100%
Invino, Inc.	New Jersey	100%
Park Place New Orleans, LLC	Louisiana	100%
RPP GP, LLC	Pennsylvania	100%
PEDP GP, LLC	Pennsylvania	1%
Bally’s Park Place, Inc.	New Jersey	100%
Atlantic City Country Club 1, LLC	New Jersey	100%
Bally’s Land Ventures, Inc.	New Jersey	100%
Land Ventures Realty, LLC	New Jersey	100%
GNOC, Corp.	New Jersey	100%
Benco, Inc.	Nevada	100%
B I Gaming Corporation	Nevada	100%
Baluma Holdings S.A.[15]	Bahamas	11.47%
Baluma S.A.[16]	Uruguay	0.11%
Baluma Cambio, S.A.	Uruguay	100%
Baluma Ltda.[17]	Italy	99.99978%
Conrad Intl. Hotels Corp.—SA (Proprietary) Limited	South Africa	100%
Johnnic Casino Holdings Limited	South Africa	100%
Caesars Entertainment Akwesasne Consulting Corporation	Nevada	100%
Caesars Entertainment Canada Holding, Inc.	Nevada	100%
Caesars Entertainment Development, LLC	Nevada	100%
Caesars Entertainment Finance Corp.	Nevada	100%
Park Place Finance, ULC	Nova Scotia	100%
Caesars Entertainment Foundation, Inc.	Nevada	100%
Caesars Entertainment—Golf, Inc.	Nevada	100%
Caesars Entertainment, Inc. Federal PAC	New Jersey	100%
Caesars Entertainment Interactive, Inc.	Nevada	100%
Caesars Entertainment Retail, Inc.	Nevada	100%
Caesars Sullivan County Construction Corporation	New York	100%
Caesars World, Inc.	Florida	100%
Caesars Entertainment Windsor Holding, Inc.	Canada	100%
Windsor Casino Limited[18]	Canada	50%
Caesars International, Inc.	Nevada	100%
Windsor Casino Supplies Limited[19]	Canada	50%
Caesars New Jersey, Inc.	New Jersey	100%
Asian Financial Syndicate, Inc.	New Jersey	100%
Boardwalk Regency Corporation	New Jersey	100%
Atlantic City Express Service, LLC[20]	New Jersey	33.33%
Atlantic HMO, Inc.	New Jersey	100%
Caesars World Finance Corporation	Delaware	100%
Leisure Themes Corporation	New Jersey	100%
Martial Development Corporation	New Jersey	100%
Caesars New Orleans, Inc.	Louisiana	100%
Caesars Palace Corporation	Delaware	100%
Caesars Palace Realty Corporation	Nevada	100%
Aegean Management Corporation	Nevada	100%
Desert Palace, Inc.	Nevada	100%

[15]	11.47% B I Gaming Corporation; 77.28% Harrah’s Operating Company, Inc. (74.08% of which consists of Preferred Series A); 11.25% various unrelated shareholders.
[16]	0.11% B I Gaming Corporation; 99.89% Baluma Holdings S.A.
[17]	99.88878% Baluma S.A.; 0.00022 Baluma Holding S.A.
[18]	50% Caesars Entertainment Windsor Holding, Inc.; 50% Conrad International Corporation
[19]	50% Caesars World, Inc.; 50% Conrad International Corporation
[20]	33.33% Boardwalk Regency Corporation; 33.33% Marina Associates; 33.33% Marina District Development Company, LLC

Name	Jurisdiction of Incorporation	Percentage of Ownership
Caesars Palace Limited	United Kingdom	100%
Caesars Palace Sports Promotions, Inc.	Nevada	100%
California Clearing Corporation	California	100%
Caesars India Sponsor Company, LLC	Nevada	100%
Florida “M” Corporation	Florida	100%
Tele/Info, Inc.	Nevada	100%
Caesars South Africa, Inc.	Nevada	100%
Caesars United Kingdom, Inc.	Nevada	100%
Caesars Cardiff (U.K.) Ltd.	United Kingdom	100%
Caesars Entertainment, (U.K.) Ltd.	United Kingdom	100%
Caesars World Business Services Corporation	Nevada	100%
Caesars World Entertainment, Inc.	California	100%
Caesars World Gaming Development Corporation	Nevada	100%
Caesars World, Inc.	Delaware	100%
Caesars World Marketing Corporation	New Jersey	100%
Caesars World International Corporation PTE, Ltd.	Singapore	100%
Caesars World International Far East Limited	Hong Kong	100%
Caesars World Intl. Marketing Corp. of Canada	Vancouver	100%
Caesars World Marketing Company, Limited	Thailand	100%
El Palacio Del Cesar En Mexico, S.A. De C.V.	Mexico	100%
Caesars World Merchandising, Inc.	Nevada	100%
CWI Terminal Corp.	New York	100%
Roman Entertainment Corporation of Indiana	Indiana	100%
Roman Entertainment Corporation of Texas	Texas	100%
Roman Holding Corporation of Indiana	Indiana	100%
Caesars Riverboat Casino, LLC	Indiana	100%
CEI-SC Acquisition Company	Nevada	100%
CEI-Sullivan County Development Company	Nevada	100%
Consolidated Supplies, Services and Systems	Nevada	100%
Grand Casinos, Inc.	Minnesota	100%
BGS Properties, LLC	Mississippi	100%
BL Development, Corporation	Minnesota	100%
BL Resorts I, LLC	Minnesota	100%
GCA Acquisition Subsidiary, Inc.	Minnesota	100%
GCG Resorts I, LLC	Minnesota	100%
Grand Casinos of Mississippi, Inc.—Biloxi	Minnesota	100%
Grand Casinos of Mississippi, LLC Gulfport	Mississippi	100%
Grand Media Buying, Inc.	Minnesota	100%
Parball Corporation	Nevada	100%
FHR Corporation	Nevada	100%
Flamingo-Laughlin, Inc.	Nevada	100%
LVH Corporation	Nevada	100%
MP Flamingo, LLC	Nevada	50%
PPE-ASP, Inc.	Nevada	100%
Park Place Entertainment Scotia Limited	Canada	100%
Metropolitan Entertainment Group Partnership	Canada	95%
Park Place Entertainment Scotia Finance Limited Partnership	Canada	99%
PPE-IM, Inc.	Nevada	100%
PPE-Macau, Inc.	Nevada	100%
MP Entertainment	Macau	50%
Sheraton Tunica Corporation	Delaware	100%

Subsidiaries of Partnerships
Reno Crossroads LLC[21]	Delaware
Showboat Marina Finance Corporation[22]	Nevada

[21]	100% owned by Marina Associates.
[22]	100% owned by Showboat Marina Casino Partnership

HARRAH’S ENTERTAINMENT, INC. PARTNERSHIPS

Name and Address	Subsidiary Serving As Partner	Owner- Ship %	Control %	Other Partner
Marina Associates Joint Venture (a NJ general partnership 777 Harrah’s Blvd. Atlantic City, NJ 08401	Harrah’s Atlantic City, Inc. Harrah’s New Jersey, Inc.	48.65% 51.34%	48.65% 51.34%	N/A N/A

Des Plaines Development Limited Partnership 150 N. Scott Street Joliet, IL 60431	Harrah’s Illinois Corporation	80%	83%	Des Plaines Development Corporation (20%)

Bally’s Olympia Limited Partnership (Delaware) 1 Harrah’s Court Las Vegas, NV 89119	Bally’s Operator Inc. (General Partner)	1%	1%	Bally’s Tunica, Inc. (88%) Bally’s Midwest Casino, Inc. (11%)

Tunica Partners L.P. (a MS limited partnership)	Harrah’s Tunica Corporation (General Partner)	83%	83%	Harrah’s Vicksburg Corporation 17% (Limited Partner)

Tunica Partners II L.P.	Harrah’s Tunica Corporation (General Partner)	83%	83%	Harrah’s Vicksburg Corporation 17% (Limited Partner)

Tunica Golf Course LLC 1023 Cherry Road Memphis, TN 38117	Tunica Partners II L.P.	33.33%	33.33%	HWCC-Golf Course Partners, Inc. 33.33% Boyd Tunica, Inc. 33.33%

Turfway Park, LLC	Dusty Corporation	33.33%	33.33%	Dreamport, Inc. 33.33% Keeneland Association, Inc. 33.33%

Reno Crossroads LLC 777 Harrah’s Boulevard Atlantic City, NJ 08401	Marina Associates	100%	100%

Showboat Indiana Investment Limited Partnership	Showboat Indiana, Inc. (General Partner)	1%	1%	Showboat Operating Company (99%) (Limited Partner)

Park Place Entertainment Scotia Finance Limited Partnership (Canada)	Caesars Entertainment Canada Holding, Inc. (General Partner)	1%	1%	Harrah’s Operating Company, Inc. (99%)

Showboat Marina Investment Partnership	Showboat Indiana Investment Limited Partnership (General Partner)	55%	55%	Waterfront Entertainment & Development Inc. (45%) (General Partner)

Showboat Marina Partnership	Showboat Indiana Investment Limited Partnership (General Partner)	55%	55%	Waterfront Entertainment & Development Inc. (45%) (General Partner)

Name and Address	Subsidiary Serving As Partner	Owner- Ship %	Control %	Other Partner

Showboat Land Holding Limited Partnership	Showboat Land Company (General Partner)	1%	1%	Showboat Operating Company (99%) (Limited Partner)

Metropolis, IL 1292 LP	Southern Illinois Riverboat/ Casino Cruises, Inc. (Special Limited Partner)	12.5%		API/Metropolis IL, Inc. (General Partner) Misc. Widows & Orphans (Limited Partner)

Metropolitan Entertainment Group Partnership (Canada)	Park Place Entertainment Scotia Limited (General Partner)	95%	95%	Hilton Hotel Corporation (5%)

Gala Regional Developments	Harrah’s Activity Limited	50%	50%	Gala Joint Activities Limited (50%)

Horseshoe Entertainment	New Gaming Capital Partnership (General Partner)	89%	89%

	New Gaming Capital Partnership (Limited Partner)	2.92%	2.92%

	Horseshoe Gaming Holding, LLC (Limited Partner)	8.08%	8.08%

New Gaming Capital Partnership	Horseshoe Gaming Holding, LLC (Limited Partner)	99%	99%

	Horseshoe GP, LLC (General Partner)	1%	1%